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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON. DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      June 12, 1998
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                        AMERICAN FILM TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                         1-9748              23-2359277
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(State or Other Jurisdiction           (Commission           (IRS Employer
    of Incorporation)                  File Number)         Identification No)


           4105 Sorrento Valley Boulevard, San Diego, California 92121
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code         (619)623-0830
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On June 12, 1998, the entire action instituted by Robert Frankel as a shareholders derivative action in December 1997 in the Monroe County Supreme Court of the State of New York against AFT and its then current Board of Directors relating to the purchase of options and the issuance of convertible notes to the Chairman and CEO, Gerald Wetzler, as security for loans made to the Registrant was dismissed by the Court upon the motion of the Registrant and the other defendants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             American Film Technologies, Inc.



Date:  July 2, 1998                          By:  /s/ Gerald M. Wetzler
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                                                  Gerald M. Wetzler
                                                  Chief Executive Officer